SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| ss.240.14a-11(c) or |_| ss.240.14a-12

                         DUNES HOTELS AND CASINOS, INC.
                (Name of Registrant as Specified In Its Charter)

                      -------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        1)     Title of each class of securities to which transaction applies:
               -------------------------------
        2)     Aggregate number of securities to which transaction applies:
               -------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               __________________________
        4)     Proposed maximum  aggregate value of transaction:  _____________
        5)     Total fee paid: ___________________

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid: ________________________________
        2)     Form, Schedule or Registration Statement No.: ______________
        3)     Filing Party: __________________________________________
        4)     Date Filed: ___________________________________________

                                                              Preliminary Copy


                         DUNES HOTELS AND CASINOS, INC.
                       4600 Northgate Boulevard, Suite 130
                              Sacramento, CA 95834
                                 (916) 929-2295




To the Shareholders of Dunes Hotels and Casinos, Inc.:

        You are cordially invited to attend the Annual Meeting (the "Meeting") of the Shareholders of Dunes Hotels and Casinos, Inc. ("Dunes" or the "Company"), which will be held on Friday, April 14, 2000, at 10:00 a.m. (Pacific
Time), at the Host Airport Hotel, 6945 Airport Boulevard, Sacramento, CA 95837.

        The Proxy Statement contains important information concerning the election of the Board of Directors of Dunes. The current Board of Directors has nominated four directors for re-election. However, a company called General Financial Services, Inc. and its subsidiary, GFS Acquisition Company, Inc., together beneficially own 3,853,422 shares of Common Stock which represents approximately 75.64% of the outstanding shares of Common Stock of the Dunes. General Financial Services and GFS Acquisition Company have indicated that they will propose their own slate of Directors at the Meeting. As of the date of the proxy statement, General Financial Services and GFS Acquisition Company have not yet determined whom they intend to elect to the Board. Based upon General Financial Services' and GFS Acquisition Company's ownership, if they elect a slate of their directors, the election of their nominees is assured.

        This Meeting is being held pursuant to a court order issued by the United States District Court, District of Nevada. On January 6, 2000, the court ruled, among other things, that the Company is required to hold an annual meeting on or before April 14, 2000, and that General Financial Services may vote 3,000,000 shares of Common Stock that are under dispute. For more information regarding these events, please see the sections entitled "Change in Control of Dunes" and "Legal Proceedings" in the accompanying proxy statement.

        We hope you will be able to attend the Meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date, and return the enclosed proxy promptly. You may, of course, revoke your proxy if you attend the meeting and choose to vote in person.

                                                   Sincerely,


                                                   Edward Pasquale
                                                   President



April 3, 2000

                                                              Preliminary Copy


                         DUNES HOTELS AND CASINOS, INC.
                       4600 Northgate Boulevard, Suite 130
                              Sacramento, CA 95834
                                 (916) 929-2295

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held On Friday, April 14, 2000

        NOTICE IS HEREBY GIVEN that an Annual Meeting of the Shareholders of Dunes Hotels and Casinos, Inc., a New York corporation ("Dunes" or the "Company"), will be held on Friday, April 14, 2000, at 10:00 a.m. (Pacific
Time), at the Host Airport Hotel, 6945 Airport Boulevard, Sacramento, CA 95837 for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

        1. The election of four directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified; and

        2. To transact such other business as may properly come before the meeting or any adjournments thereof.

        All of the above-matters are more fully described in the accompanying Proxy Statement. Only shareholders of record at the close of business on March 17, 2000, are entitled to notice of and to vote at the Annual Meeting of the Shareholders.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Edward Pasquale, President

Sacramento, California
April 3, 2000


YOU ARE CORDIALLY INVITED TO ATTEND DUNES' ANNUAL MEETING OF SHAREHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                                              Preliminary Copy


                               PROXY STATEMENT OF
                         DUNES HOTELS AND CASINOS, INC.
                       4600 Northgate Boulevard, Suite 130
                              Sacramento, CA 95834
                                 (916) 929-2295

                    INFORMATION CONCERNING THE SOLICITATION

        This Proxy Statement is furnished to the shareholders of Dunes Hotels and Casinos, Inc. ("Dunes" or the "Company") in connection with the solicitation of proxies on behalf of Dunes' Board of Directors for use at Dunes' Annual Meeting of the Shareholders (the "Meeting") to be held on Friday, April 14, 2000, at 10:00 a.m. (Pacific Time), at the Host Airport Hotel, 6945 Airport Boulevard, Sacramento, CA 95837, and at any and all adjournments thereof. Only shareholders of record on March 17, 2000, will be entitled to notice of and to vote at the Meeting.

        The proxy solicited hereby, if properly signed and returned to Dunes and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the five nominees for the Board of Directors, and at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Because General Financial Services, Inc. ("GFS") and its subsidiary, GFS Acquisition Company, Inc., intend to nominate their own slate of directors, the proxy holders shall have no discretionary authority with respect to the nomination and election of directors by GFS and GFS Acquisition. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with Dunes, written notice of its revocation addressed to Edward Pasquale, President, Dunes Hotels and Casinos, Inc., 4600 Northgate Boulevard, Suite 130, Sacramento, CA 95834; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

        This solicitation of proxies is being made by Dunes' Board of Directors. Dunes will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to shareholders. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, and employees of Dunes may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which Dunes will also bear. Dunes will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Dunes is held of record by such entities. Dunes estimates that the costs and expenditures related to this solicitation will be approximately $_______, of which $______ has been spent to date. Dunes believes that these costs and expenses are representative of those costs normally expended for a solicitation for an election of directors.

        This Proxy Statement and form of proxy were first mailed to shareholders on or about April 3, 2000. A copy of the Company's Annual Report on Form 10-KSB is accompanying this proxy statement.

                                                              Preliminary Copy


                          RECORD DATE AND VOTING RIGHTS

     Dunes is authorized to issue up to 25,000,000 shares of Common Stock, par value of $.50 per share. As of March 27, 2000, 7,799,780 shares of Common Stock were issued of which 5,094,340 shares were outstanding. Dunes is also authorized to issue up to 10,750 shares of preferred stock, $.50 par value, of which 10,512 shares have been designated as Series B $7.50 Cumulative Preferred Stock, $.50 par value ("Series B Preferred Stock") are issued, and 9,610 shares of Series B Preferred Stock are outstanding. Each share of Common Stock and each share of Series B Preferred Stock is entitled to one vote on all matters submitted for shareholder approval. The Common Stock and Series B Preferred Stock shall vote together as a class. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is March 17, 2000.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. A majority of the outstanding shares of Common Stock and Series B
Preferred Stock, together as a class, must be represented at the Meeting to constitute a quorum for the transaction of business. Regarding the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. If no specific instructions are given, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees. Directors will be elected from nominees receiving the plurality of affirmative votes cast by the holders of the Common Stock and Series B Preferred Stock voting in person or by proxy at the Meeting. Dunes' certificate of incorporation does not provide for cumulative voting. Abstentions and broker non-votes will be voted for purposes of a quorum, but will have no effect for the election of directors since directors will be chosen from the five nominees receiving the plurality of affirmative votes.

     A shareholder may choose to withhold from the proxyholders the authority to vote for any of the nominees by marking the appropriate box on the proxy card and striking out the names of the disfavored nominee as they appear on the proxy card. In that event, the proxyholders will not cast any of the shareholder's votes for nominees whose names have been crossed out, but they will retain the authority to vote for the nominees whose names have not been struck out, and for any other nominees who may be properly nominated at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.

                           CHANGE IN CONTROL OF DUNES

     On June 3, 1999, GFS Acquisition Company, Inc., a subsidiary of General Financial Services, Inc., a Kansas corporation ("GFS"), purchased from the Federal Depository Insurance Corporation ("FDIC") for $1,126,496 any and all rights and interests of the FDIC under an order issued on September 8, 1986 (the "Judgment"), in the matter of Eureka Federal Savings and Loan Association v. John B. Anderson, Edith Anderson, Maxim, Inc., Dunes Hotels and Casinos, Inc. and Baby Grand Corp. in the District, Clark County, Nevada. Pursuant to the terms of the Judgment, Mr. Anderson pledged 3,000,000 shares of Common Stock of the Company to secure the Judgment. Mr. Anderson is in default under the Judgment and related security agreements, and GFS Acquisition intends to exercise its rights under the Judgment and related security agreements to

                                                              Preliminary Copy


acquire direct ownership to the 3,000,000 shares, which represents approximately 58.89% of the outstanding shares of the Company's Common Stock.

        On July 6, 1999, the Company filed a Complaint in Interpleader in the Superior Court of California for the County of Yolo against J.B.A. Investments, Inc., GFS, GFS Acquisition, John B. Anderson, Edith Anderson, Cedar Development Company and the FDIC to resolve conflict of claims concerning who has the power to transfer and otherwise dispose of the 3,000,000 shares and by whom voting and other rights connected with the 3,000,000 shares may be exercised. The
Interpleader Complaint, along with another case, was consolidated and transferred to the United States District Court, District of Nevada. On January 6, 2000, the court ruled, among other things, that the Company is required to hold an annual meeting on or before April 14, 2000, and that GFS may vote the 3,000,000 shares. As a result of the court's decision there has been a change of control in the Company. Based on its Schedule 13D filed with the Securities and Exchange Commission ("Commission"), GFS Acquisition and GFS together beneficially own 3,853,422 shares of Common Stock which represent approximately 75.64% of the outstanding shares of Common Stock of the Company. GFS Acquisition purchased shares of Common Stock from its working capital and funds borrowed by GFS pursuant to business loan agreements between GFS and Commerce Bank N.A. and Citizens Bank and Trust in the aggregate amount of up to $2,500,000. GFS then subsequently contributed the funds to GFS Acquisition.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

        Four directors are to be elected at the Meeting, each to serve until the next annual meeting and until his successor shall be elected and qualified or until his earlier death, resignation, or removal. Prior to the Meeting, there were seven directors. Mr. Brent Bowen decided that he will not seek re-election, Mr. Wayne O. Pearson has decided to resign effective April 14, 2000, and Mr. John B. Anderson did not indicate that he will seek re-election.

        Pursuant to a Consent and Undertaking entered into with the Commission on October 13, 1977, the Board of Directors must have at least three directors satisfactory to the Commission (the "Independent Directors"). Messrs. Pearson, Marincovich, and O'Leary represent these Independent Directors. As previously disclosed, Mr. Pearson has decided to resign effective April 14, 2000. As discussed below, in light of GFS's and GFS Acquisition's beneficial ownership in the Company and their intent to elect their own slate of directors, the Board has been unable to obtain a third Independent Director to replace Mr. Pearson. If the four Board of Directors' nominees are elected, after the Meeting, the Board, without further shareholder approval, will immediately seek another Independent Director to serve as the third Independent Director subject to no objection by the Commission. If another Independent Director is appointed, the Board would be increased to five members. In order to be an Independent Director, the proposed nominee must have no present or former affiliation with the Company, or any control person thereof, or any officer or director thereof.

        There are no family relationships between any of the directors and executive officers of Dunes.

                                                               Preliminary Copy


        Based on their Schedule 13D, GFS and GFS Acquisition are collectively the beneficial owner of 3,853,422 shares of Common Stock representing approximately 75.64% of the outstanding shares. GFS Acquisition and GFS have indicated that they do not intend to solicit proxies generally in connection with the Annual Meeting but will propose their own slate of Directors at the Meeting. As of the date of the proxy statement, GFS Acquisition and GFS have not yet determined who they intend to elect to the Board. Based upon GFS's and GFS Acquisition's ownership, if they nominate and vote for their own slate of directors, the election of their nominees is assured. See "Legal Proceedings."

                Information About the Dunes Nominees for Director

        The following table sets forth the name and business address of each of the Dunes nominees for director of the Company. All of the Dunes nominees listed and described below have expressed their willingness to serve. There are no arrangements or understandings between any of the nominees or the Company pursuant to which any of them are to be selected as a director or nominee. The information contained herein has been furnished by the respective nominees. The present principal occupation and business experience for at least the past five years for each of the Boards' nominees for director is set forth in the following table. However, if GFS Acquisition and GFS elect their own slate of directors, it is unlikely that any of the Board's nominees will be re-elected.

Name                Principal Occupation and Background For the Past Five Years

Edward Pasquale     Edward  Pasquale  is  and has been a director of the Company since  December  1984.  He was a  director  and  officer  of certain of the  Company's  subsidiaries  from  December 1984 until  September  1988.  On January 27, 1998, he was elected president  and a  director  of  the  Company's  wholly-owned
                    subsidiaries,   M&R  Corporation,   Continental   California
                    Corporation,  and  M&R  Investment  Company,  Inc.  and  M&R
                    Investment  Company's  wholly-owned  subsidiaries  Southlake
                    Acquisition  Corp. and SHF Acquisition  Corp. M&R Investment
                    Company provides office administrative  services to, and SHF
                    Acquisition Corp. operates the real estate section and dryer and storage  facility  for,  the Company.  M&R  Corporation,
                    Continental California Corporation and Southlake Acquisition
                    Corp. are inactive.  On December 11, 1997, Mr.  Pasquale was elected  president of the Company.  Mr.  Pasquale has been a member of the Company's  Audit Committee since May 19, 1994.
                    He  is  presently,   and  has  been  since  September  1983,
                    self-employed  as a financial  consultant,  with emphasis in litigation  support services,  bankruptcy  proceedings,  and
                    corporate   reorganization.   He  is  a   Certified   Public
                    Accountant, licensed to practice in the States of California and Nevada. Mr. Pasquale is 56. His principal business address is 31 Sycamore Creek, Irvine, California 92612.

                                                              Preliminary Copy

Name                Principal Occupation and Background For the Past Five Years

Andrew Marincovich  Andrew  Marincovich  is  and  has  been since August 1978, a director and member of the Audit Committee of the Company. Since July 1983, he has been Chairman of the Audit Committee. For at least the past five years, Mr. Marincovich has been President and Executive Officer of Marincovich & Company, a certified public accounting firm in Rancho Palos Verdes, California. Mr. Marincovich is a Certified Public Accountant, licensed to practice in California. He is 78. Mr. Marincovich's principal business address is 28924 S. Western Avenue, Suite 206, Rancho Palos Verdes, California 90275.

Donald  O'Leary     Donald J.  O'Leary  was elected  to  the Company's  Board of
                    Directors and appointed to the Company's Audit Committee on May 19, 1994. Mr. O'Leary is an attorney and is a member of the California, Virginia and District of Columbia Bars. For at least the past 5 years, he is in private practice in California. Prior to entering private practice, Mr. O'Leary was a trial attorney for the U.S. Department of Justice and resident counsel for several large real estate companies.
                    Mr.  O'Leary is 69. His principal  business  address is Cove
                    House, P. O. Box 9364, Palm Springs, California 92263.


Erik J. Tallstrom   Erik  J. Tallstrom is and has been a director of the Company since December 1984. Prior to 1985, he was  self-employed as
                    a  certified   public   accountant,   and  was  a  financial
                    consultant to Mr.  Anderson.  From November 1985 to December
                    1996, he was a business partner with Mr. Anderson in several
                    real  estate  developments,   including  Rancho  Murieta  in
                    California. Currently, Mr. Tallstrom acts as a consultant to various real estate companies and is a part owner of a tile manufacturing company. Mr. Tallstrom is 52. His principal business address is 3 Juniper Court, Woodland, California
                    95695.


   Information About Dunes' Directors Who Have Decided Not to Seek Re-election

        The following table sets forth information regarding Messrs. Anderson, Bowen, and Pearson who are current directors but will not seek re-election.

                                                           Preliminary Copy


Name                Principal Occupation and Background For the Past Five Years

John B. Anderson    John  B.  Anderson is and has been a director of the Company since May 1984 and until December 11, 1997, served as the Company's chairman of the Board and president. On March 10, 1992, BGC (an Anderson entity) filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada.
                    On November 10, 1992, the United States Bankruptcy Court confirmed and approved BGC's plan of reorganization which became effective December 1, 1992. On December 20, 1994, the
                    Chapter  11  case  was  closed.  On  April  6,  1992,  Maxim
                    Development Co. (an Anderson entity) filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern
                    District of California, which bankruptcy was subsequently dismissed on March 12, 1993. On June 4, 1998, BGC filed a petition for relief under Chapter 7 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada. Mr. Anderson is 57.



Brent L. Bowen      Brent L.  Bowen is and has been a director and member of the
                    Audit  Committee of the Company since  December 1984. He has also been a director of the Company's subsidiary Continental
                    California Corporation, and Vice President of M&R Investment
                    Company,  Inc. and its  subsidiaries  Southlake  Acquisition
                    Corp. and SHF Acquisition  Corp.,  since December 1984. From
                    1984  until  March  2000,  Mr.  Bowen was  Secretary  of the
                    Company and its wholly-owned  and indirect  subsidiaries M&R
                    Corporation,   Continental   California   Corporation,   M&R
                    Investment Company,  Inc.,  Southlake  Acquisition Corp. and
                    SHF  Acquisition  Corp.  Mr.  Bowen was an employee of M & R
                    Investments,  the Company's  subsidiary,  from 1995 to 1998.
                    Mr. Bowen was  employed by Anderson  Farms from 1981 to 1995
                    as  a  business  and  financial   analyst.   Mr.  Bowen  has
                    experience  in  the  hotel/casino,   farming,  real  estate,
                    home-building,    rice   mill,   commodities   and   banking
                    industries. Mr. Bowen retired from the Company as an employee in 1998. He is 71. His principal business address is 15361 Pear Valley Lane, Auburn, California 95603.

Wayne O. Pearson    Wayne  O. Pearson is and has been a director and a member of the Audit  Committee of the Company since August 1978.  From
                    March 1975 to May 1993,  he was a marketing  analyst for R&R
                    Advertising Agency, Las Vegas, Nevada. Mr. Pearson has been sole proprietor of Wayne Pearson Consulting, Las Vegas,
                    Nevada, a business and public opinion research company, since January 1970. Mr. Pearson is 69.

                                                           Preliminary Copy


Committees of the Board; Meetings and Attendance

        The Board has an Audit Committee currently consists of Messrs. Bowen, Marincovich, O'Leary, Pasquale, and Pearson. The primary functions of the Audit Committee are to review the scope and results of audits by the Company's independent auditors, the Company's internal accounting controls, the non-audit services performed by the independent accountants, and the cost of accounting services.

        In addition, pursuant to the Consent and Undertaking entered into with the Commission, the Board of Directors must establish the Audit Committee, the majority of which shall consist of the Independent Directors. In addition to the duties discussed above, the Audit Committee shall (a) review any and all proposed transaction of any kind or nature to which Dunes and any of its subsidiaries is to be a party provided that such transaction is (i) in excess of $20,000 in the aggregate per year and (ii) one or more of the following is to have a direct or indirect interest in such transaction: (1) any director or officer of Dunes; (2) any director or officer of any subsidiary or affiliate of Dunes; (3) any security holder who to Dunes' knowledge directly or indirectly owns or controls more than five percent of the outstanding shares of any class of stock of Dunes; (4) any employee of or consultant to Dunes or any of its subsidiaries or affiliates whose annual compensation from Dunes and its subsidiaries and affiliates exceeds $75,000 in the aggregate; or (5) any relative or spouse of any of the foregoing person or any relative or spouse who has the same home as such person; and (b) review the aforesaid proposed transaction for fairness and business purpose and shall by majority vote of the Audit Committee approve such transaction.

         The Board does not have a nominating committee or compensation committee.

        The Board met eight times during 1999, the Board and Audit Committee jointly met seven times during 1999, and the Audit Committee met one time during 1999. Each director attended at least seventy-five percent of the meetings of the Board and of the committees upon which he served.

Vote Required for the Election of Directors

        Directors will be elected from the nominees receiving the plurality of the votes of the shares of Common Stock and Series B Preferred Stock present and voting together as a class at the Meeting. Each share of Common Stock and Series B Preferred Stock which is represented, in person or by proxy, at the Meeting will be accorded one vote on each of the four director seats up for election. Cumulative voting is not allowed.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE FOUR (4) ABOVE-LISTED NOMINEES.

Compliance With  Section 16(a) of the Securities  Exchange  Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires Dunes' directors, executive officers, and persons who own more than 10% of Dunes' outstanding Common Stock to file reports of ownership and changes in ownership with the SEC. Directors, executive officers, and shareholders of more the 10% of

                                                              Preliminary Copy


Dunes' Common Stock are required by SEC regulations to furnish Dunes with copies of the Section 16(a) forms they file.

        Based solely on a review of the copies of such forms furnished to Dunes, or written representations that such filings were not required, Dunes believes that, during the calendar year 1999, its directors and officers were in compliance with all applicable all Section 16(a) filing requirements.

Executive Officers

        The name, age and description of the executive officers of Dunes and its subsidiaries are listed below.



                  Name                         Age        Office and Background
                  ----                         ---        ---------------------
Edward Pasquale                                56       See "Election of Directors"
Chairman of the Board and President

Brent L. Bowen, Secretary                      71       See "Directors Who Have Decided Not to
                                                        Seek Re-election"

Marvin P. Johnson,                             60       Mr. Johnson has served as Chief Accounting
Principal Financial and Accounting                      Officer since September 1998.  Prior to that
Officer                                                 time since July 1993, Mr. Johnson has served
                                                        as accountant/office manager of M&R
                                                        Investment Company, Inc., a subsidiary of
                                                        Dunes.


Executive Compensation

        Executive officers are appointed by, and serve at the discretion of, the Board of Directors. The following table sets forth the compensation paid to Edward Pasquale, President during the periods indicated. No executive officer of the Company received compensation in excess of $100,000 for the year ended December 31, 1999.



                                                SUMMARY COMPENSATION TABLE
                                                                                    Long Term Compensation
                                     Annual Compensation                     Awards                   Payouts
                               -------------------------------   ------------------------------    ------------
                                                                    Restricted    Securities           LTIP     All Other
Name and Principal                            Other Annual             Stock      Underlying          Payouts   Compensa-
Position                Year      Salary    Compensation ($)       Award(s) ($)   Options (#)           ($)        tion
--------------------------------------------------------------   ------------------------------    --------------------------
Edward Pasquale         1999        $ 0            $ 0                  $ 0            0                $ 0     $62,568 (1)
President and CEO       1998        $ 0            $ 0                  $ 0            0                $ 0     $36,862 (2)
                        1997        $ 0            $ 0                  $ 0            0                $ 0     $ 2,500 (3)
-----------------------------------------------------------------------------------------------------------------------------



(1) Represents director's fees of $15,000, audit committee fees of $12,000, and consulting fees of $35,568.

                                                              Preliminary Copy


(2) Represents director's fees of $15,000, audit committee fees of $12,000, and consulting fees of $9,862.

(3) Mr. Pasquale was elected president in December 1997. The amount represents one-twelfth of his total compensation consisting of director's fees of $15,000, audit committee fees of $12,000, and consulting fees of $3,000

        The Company pays each director an annual fee of $15,000 pro rated monthly. Director's fees due Mr. Anderson are retained by the Company and applied against amounts due the Company from entities owned or controlled by Mr. Anderson. The assignment of Mr. Anderson's directors fees will remain in effect until changed by the Board of Directors, although Mr. Anderson has decided not to seek re-election. In addition to their regular directors fees and audit committee fees, Board members and audit committee members are paid $150 per hour for special projects considered to be outside the scope of their duties as Board and audit committee members. In addition, they receive a travel fee of $300 for each meeting attended.

        Messrs. Marincovich, Pearson, Bowen, Pasquale and O'Leary are all members of the Company's Audit Committee. Audit Committee members receive compensation of $1,000 per month plus a travel fee of $300 for each meeting attended. For services rendered as Audit Committee members and consultants during the fiscal year 1999, Messrs. Marincovich, Pearson, Pasquale, O'Leary and Bowen were paid $14,400, $12,900, $47,568, $14,100, and $12,000, respectively.

        The Company does not have a plan, pursuant to which cash or non-cash compensation is paid or distributed, or is proposed to be paid or distributed in the future. The Company does not have any pension or other benefit plans. Further, the Company has no stock option plans and has not granted any stock options to its officers or directors.

                             PRINCIPAL SHAREHOLDERS

        The following table sets forth, as of March 17, 2000, the number and percentage of shares of the Company's Common Stock which are beneficially owned, directly or indirectly, by (a) each shareholder who owns more than 5% of the outstanding shares; (b) each of the Company's directors; (c) the Company's named executive officer; and (d) all of the Company's directors and executive officers as a group. The shares "beneficially owned" are determined under the Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the indicated person has sole or shared voting or investment power and shares which he/she has the right to acquire within 60 days of March 17, 2000. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned.

Name and Address of         Amount and Nature of           Percent of Common
Beneficial Owner            Beneficial Ownership (1)       Stock Outstanding

John B. Anderson(2)               3,000,000                      58.89%
P.O. Box 1410
Davis, CA  95617

                                                            Preliminary Copy



GFS Acquisition Company, Inc.(3)  3,853,422                      75.64%
8441 E. 32nd Street N.
Wichita, KS 67226

Edward Pasquale                           0                          0

Donald J. O'Leary                         0                          0

Erik J. Tallstrom                         0                          0

Wayne Pearson                             0                          0

Brent L. Bowen                        2,000                          *

Andrew P. Marincovich                   200                          *

All Directors and Officers
as a Group (7 Persons)            3,002,200                      58.93%


 *    less than one percent.

(1) In furnishing this information, the Company is relying upon the contents of statements filed with the Commission pursuant to Section 13(d) and Section 13(g) of the Exchange Act.

(2) Mr. Anderson, through various entities owned or controlled by him, claims beneficial ownership of, and shared voting and shared investment power with respect to the reported shares. On June 3, 1999, GFS Acquisition purchased from the FDIC all rights and interests of the FDIC under the Judgment in the matter of Eureka Federal Savings and Loan Association v. John B. Anderson, Edith Anderson, Maxim, Inc., Dunes Hotels and Casinos Inc., and Baby Grand Corp. in the District Court, Clark County, Nevada, Case No. A245662. Pursuant to the terms of the Judgment, Mr. Anderson indirectly pledged shares of J.B.A. Investments which owned 3,000,000 shares of Common Stock to secure the Judgment. As disclosed in note (3), GFS Acquisition claims ownership to these 3,000,000 shares. Pursuant to a court order entered into on January 6, 2000, GFS has the right to vote the 3,000,000 shares. These 3,000,000 shares are subject to litigation.

     Previously, 1,280,756 shares of Common Stock were held by Baby Grand Corporation, a corporation controlled by Mr. Anderson. These 1,280,756 shares were pledged to M & R Investment Corporation, a wholly-indirect subsidiary of the Company, to secure a loan to Baby Grand Corporation from M & R Investment. In 1998, Baby Grand Corporation filed for bankruptcy. In March 2000, M & R Investment foreclosed upon the 1,280,756 shares and now has title to the shares. The 3,000,000 shares of Common Stock do not include the 1,280,756 shares now held by M & R Investment Corporation.

(3) Of the 3,853,422 shares of Common Stock, 3,000,000 shares are held in the name of J.B.A. Investment, Inc., a corporation which was previously controlled by Mr. Anderson and whose shares were pledged as security to the FDIC. In June 1999, GFS Acquisition acquired an interest in the Judgment from the FDIC together with the underlying security and part of a judgment against Mr. Anderson and his affiliates. Included in part of that sale was control over J.B.A. Investments which owned the 3,000,000 shares discussed in note (2) above. As previously disclosed, the ownership of the 3,000,000 shares is under dispute. Pursuant to a court order entered into on January 6, 2000, GFS has the right to vote these 3,000,000 shares at the Meeting, although ownership of such shares is still under dispute. GFS Acquisition has indicated that at the Meeting it intends to nominate and vote for its slate of directors. GFS Acquisition is wholly-owned by GFS. GFS is wholly-owned by Mr. Steven K. Miller. GFS, by reason of its ownership of

                                                            Preliminary Copy


GFS  Acquisition,  and Mr.  Miller,  by reason of his  ownership  of GFS, may be
deemed  to  beneficially  own  shares  owned  by  GFS  Acquisition.   See  Legal
Proceedings.

        The following table sets forth, as of March 17, 2000, the number and percentage of shares of the Company's Series B preferred stock which are beneficially owned, directly or indirectly, by each shareholder who owns more than 5% of the outstanding shares. No director or officer has any beneficial ownership in the Series B preferred stock. Unless otherwise indicated, the person listed has sole voting and investment power over the preferred stock beneficially owned.

Name and Address of          Amount and Nature of      Percent of Series B
Beneficial Owner             Beneficial Ownership       Stock Outstanding

USI Corp.                          1,811                      18.84%
1040 Lawrence Court
Wichita, KS 67206

Legal Proceedings

        The Company filed on July 6, 1999, a Complaint in Interpleader in the Superior Court of California for the County of Yolo (the Interpleader Action). The Interpleader Action was filed against GFS, and its subsidiary, GFS Acquisition, Inc., John B. Anderson (a director hereinafter "Anderson"), the FDIC and others to resolve conflicting claims concerning who has the power to transfer and otherwise dispose of 3,000,000 shares (hereinafter the "3,000,000 Shares") of the Company in the name of J.B.A. Investments and by whom voting and other rights connected with the 3,000,000 Shares may be exercised. On July 26, 1999 the Interpleader Action was removed to the United States District Court for the Eastern District of California and, on September 20, 1999, it was transferred to the United States District Court for the District of Nevada (Case No. CV-S-99-1470-PMP (RJJ)).

        The 3,000,000 Shares at issue were first pledged pursuant to a creditor-debtor agreement to Eureka Federal Savings and Loan Association (Eureka) in consideration of Eureka's forbearance from executing a judgment in the original principal amount of approximately $33,700,000 obtained against Anderson and affiliates. The 3,000,000 Shares were then pledged to the FDIC as successor and assignee of EurekaBank, formerly known as Eureka. On July 14, 1995, the FDIC filed suit (CV-S-95-00679-PMP (LRL)) against Anderson, Edith Anderson (Anderson's wife), Cedar Development Co. (Cedar), J.A. Inc. (JA), and J.B.A. Investments Inc. (JBA and, collectively with Anderson, his wife, Cedar and JA, the Anderson Parties). Until December 11, 1997, Anderson was the President and Chairman of the Board of the Company and Chairman of the Board of various subsidiaries of the Company. Prior to the events described herein, Anderson asserts, through his ownership of Cedar, the parent of Baby Grand Corp.
(BGC) and JBA, owned approximately 4,280,756 shares or 67.2% of the then Company's outstanding common stock (the Common Stock). Of those shares (i) 3,000,000 Shares have been pledged as collateral in favor of entities of which GFS Acquisition since June 1999 is a successor and/or assign, and (ii) 1,280,756 Shares (the BGC Pledged Shares) had been pledged as collateral in favor of a subsidiary of the Company.

                                                             Preliminary Copy


        In June 1999, the FDIC sold a portion of its loan, together with the underlying security and a part of the judgment against Anderson Parties to GFS Acquisition. Included in the sale was the pledged 3,000,000 Shares.

        On June 3, 1999, GFS Acquisition filed a Schedule 13D with the Commission which stated that GFS Acquisition intends to exercise its rights under the judgment and security documents. Subsequently, GFS Acquisition attempted to transfer the 3,000,000 Shares to itself but Mr. Anderson objected, claiming, among other things, that there was no change in ownership of the 3,000,000 Shares.

        On January 6, 2000, the United States District Court for the District of Nevada issued a preliminary injunction in the Interpleader Action requiring the Company to hold a meeting of the shareholders on or before April 14, 2000, at which the Company is directed to permit GFS Acquisition to vote the 3,000,000 Shares and enjoining the Company from wasting corporate assets during the pendency of the Interpleader Action.

        In its amended answer and counterclaim in the Interpleader Action, GFS Acquisition has asserted counterclaims against the Company for conversion of the 3,000,000 Shares and for injunctive relief. In connection with its counterclaims, GFS Acquisition is seeking damages of an unspecified amount, attorneys' fees, costs, and expenses, and other unspecified relief. Pursuant to GFS Acquisition's Schedule 13D, GFS Acquisition does not intend to solicit proxies generally. GFS, however, may solicit proxies from up to ten people pursuant to Rule 14a-2(b)(2) under the Securities Exchange Act of 1934.

        On March 23, 2000, GFS and GFS Acquisition served the Company with an emergency motion for temporary restraining order and amendment of preliminary injunction in the United States District Court for the District of Nevada (Case No. CV-S-99-1470-PMP-(RJJ)) seeking the Company from (1) issuing new shares of common or preferred stock; (2) continuing or completing a purported transaction with USI; (3) doing anything that will hinder or effect GFS' majority voting control of the Company; and (4) changing the status quo concerning ownership of the Company as of January 6, 2000, except as to transactions previously approved by GFS.

        The March 23, 2000, emergency motion relates to a purported transaction with USI Corp. On January 28, 2000, the Company entered into a non-binding letter of intent with USI whereby the Company would acquire not less than 3,000 shares of Series B Preferred Stock of the Company valued at $275 per share, based upon the liquidation value and accrued but unpaid dividends on such shares, in exchange for shares of the Company's Common Stock valued at $.70 per share. The entering into the transaction was subject to a number of conditions, including entering into a definitive stock purchase agreement, an independent third party appraiser confirming the value of the Series B Preferred Stock and Common Stock and the overall transaction, and determination by the United States District Court, District of Nevada (No. CV-5-99-1470-PMP (RJJ)), that the proposed stock purchase agreement was not subject to the Court's order of January 6, 2000. Subsequent to the January 28, 2000 letter intent, the Company had further discussions with USI. The discussions included a revised proposal whereby the Company would issue approximately 5.1 million shares of restricted Common Stock in exchange for 3,000 shares of Series B Preferred Stock and approximately $3.5 million in cash. The Common Stock would be valued at $.85 per share. In addition, as part of the discussion, for a period of three years, USI

                                                               Preliminary Copy


would have the right to elect three members to the Dunes Board and USI would vote for five members of the current Board.

        If a definitive agreement is entered into, the agreement will have the effect of changing in control of the Company from GFS Acquisition to USI since USI would be the Company's largest shareholder. The Company believes that the proposed transaction would be beneficial to the Company because it would provide the Company with approximately $3.5 in additional cash, eliminate a liquidation preference of the Series B Preferred Stock, eliminate accrued but unpaid dividends on such Series B Preferred Stock, and possibly increase stockholder value through implementation of a business plan. Although the Company and USI had entered into subsequent discussions regarding the acquisition, no definitive agreement has been entered into.

        The hearing for the emergency motion was argued on March 28, 2000. The court took the matter under submission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In addition to fees for serving as directors to Dunes' Board of Directors or as members of the Audit Committee, certain directors also have provided consulting services to Dunes. During the past fiscal year Dunes has entered into certain transactions with its directors or companies in which they may have an interest. During the year ended December 31, 1999, no transaction exceeded $60,000 except that Mr. Pasquale received fees of $62,568 consisting of audit and director fees of $27,000 and consulting fees of $35,568. The consulting fees primarily related to Mr. Pasquale's increased activity with the Dunes as a result of its increased litigation activity.

                       APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors retained the firm of Piercy, Bowler, Taylor & Kern as independent auditor for Dunes and its subsidiaries for the year 1999. It is the intent of the current Board to retain Piercy, Bowler, Taylor & Kern as independent auditors for the year 2000. A representative of Piercy, Bowler, Taylor & Kern will be at the Meeting to respond to appropriate questions.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

        The Board of Directors of Dunes knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgement in such matters pursuant to discretionary authority granted in the proxy.

        Shareholders should direct any requests for additional information to Dunes Hotels and Casinos, Inc., 4600 Northgate Boulevard, Suite 130, Sacramento, CA 95834.

                                                            Preliminary Copy


                              SHAREHOLDER PROPOSALS

        Shareholder proposals to be included in Dunes' Proxy Statement and Proxy for its 2001 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the SEC and must be received by Dunes no later than November 17, 2000.

ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           Edward Pasquale,
                                           President
April 3, 2000

                                                            Preliminary Copy


                         DUNES HOTELS AND CASINOS, INC.
            4600 Northgate Boulevard, Suite 130, Sacramento, CA 95834

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Edward Pasquale as proxy with the power to appoint his successor, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of DUNES HOTELS AND CASINOS, INC. ("Dunes"), held of record by the undersigned on March 17, 2000, at the Annual Meeting of Shareholders to be held on April 14, 2000, at 10:00 a.m. (Pacific Time), at the Host Airport Hotel, 6945 Airport Boulevard, Sacramento, CA 95837, and at any and all adjournments thereof.

1.   Election of Directors.

     FOR all nominees listed below _____ WITHOUT AUTHORITY ____ (except as marked to the contrary below) (to vote for all Nominees below)

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     Edward Pasquale          Andrew P. Marincovich
     Donald J. O'Leary        Erik J. Tallstrom

2. In his discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the four above-listed director nominees.

        Please sign exactly as name appears on the share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                      --------------------------  ----------------------------
                      Name (Print)                Name (Print) (if held jointly)

Dated: ____________   --------------------------  ----------------------------

                      Signature                    Signature (if held jointly)

                      --------------------------  ----------------------------
                      --------------------------  ----------------------------
                      (Address)                    (Address)

I will ___ will not ___ attend the Meeting. Number of persons to attend: _____.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                              Preliminary Copy

                         DUNES HOTELS AND CASINOS, INC.
            4600 Northgate Boulevard, Suite 130, Sacramento, CA 95834

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Edward Pasquale as proxy with the power to appoint his successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Series B $7.50 Preferred Stock of DUNES HOTELS AND CASINOS, INC. ("Dunes"), held of record by the undersigned on March 17, 2000, at the Annual Meeting of Shareholders to be held on April 14, 2000, at 10:00 a.m. (Pacific Time), at the Host Airport Hotel, 6945 Airport Boulevard, Sacramento, CA 95837, and at any and all adjournments thereof.

1.   Election of Directors.

     FOR all nominees listed below _____ WITHOUT AUTHORITY ____ (except as marked to the contrary below) (to vote for all Nominees below)

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

        Edward Pasquale       Andrew P. Marincovich
        Donald J. O'Leary     Erik J. Tallstrom

2. In his discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the four above-listed director nominees.

        Please sign exactly as name appears on the share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                      --------------------------  ----------------------------
                      Name (Print)                Name (Print) (if held jointly)

Dated: ____________   --------------------------  ----------------------------

                      Signature                    Signature (if held jointly)

                      --------------------------  ----------------------------
                      --------------------------  ----------------------------
                      (Address)                    (Address)

I will ___ will not ___ attend the Meeting. Number of persons to attend: _____.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.